[National Penn Bancshares, Inc. Logo]          [Nittany Financial Corp. Logo]

PRESS RELEASE


National Penn contact: Karen L. Troutman
                       (610) 369-6365
                       kltroutman@natpennbank.com

Nittany contact:       David Z. Richards Jr.
                       (814) 238-5724
                       DRichards@NittanyBank.com


                    NATIONAL PENN BANCSHARES, INC. TO ACQUIRE
                          NITTANY FINANCIAL CORPORATION


     Boyertown, Pa. and State College, Pa., September 7, 2005 -- National Penn Bancshares, Inc. (NASDAQ: NPBC), the parent company of National Penn Bank, and Nittany Financial Corporation, (OTCBB: NTNY), the parent company of Nittany Bank, announced today that they have signed a definitive merger agreement under which National Penn Bancshares would acquire Nittany Financial in a transaction valued at approximately $96.5 million.

     Nittany Financial is a financial services company, with $326.5 million in assets, headquartered in State College, Centre County, Pennsylvania. Its Nittany Bank subsidiary operates four community offices in State College and one in Bellefonte. Nittany Financial also has $310 million under management through two of its subsidiaries, Vantage Investment Advisors, LLC, and Nittany Asset Management, Inc.


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         Under the terms of the merger agreement, which was unanimously approved by the boards of directors of both companies:


o Nittany Financial shareholders will be entitled to exchange each share of Nittany Financial common stock for 1.58 shares of National Penn Bancshares common stock or $ 42.43 in cash. The five-for-four stock split that National Penn Bancshares announced on August 24, 2005, with an effective date of September 30, 2005, results in an adjusted exchange ratio of 1.975 shares of National Penn Bancshares common stock. This exchange ratio is subject to further adjustment as set forth in the definitive agreement based on changes in the market price of National Penn Bancshares common stock.

o Nittany Financial shareholders may elect to receive cash, National Penn Bancshares common stock or a combination of both for their Nittany Financial shares. Additionally, the elections of Nittany Financial shareholders are further subject to allocation procedures that are intended to result in the exchange of 30% of the Nittany Financial shares for cash, and the remaining 70% exchanged for shares of National Penn common stock.

o Options to purchase shares of Nittany Financial common stock will be converted into options to purchase shares of National Penn Bancshares common stock.

o Nittany Bank will ultimately retain its name as a division of National Penn Bank and initially operate as a subsidiary of National Penn Bancshares, Inc. Two non-management members of Nittany Financial's board will be offered seats on the board of National Penn Bank. Nittany Financial President and CEO David Z. Richards Jr. will remain as president and CEO of Nittany Bank. He also will join National Penn's Leadership Group, the company's senior management team.

o The existing executive management team at Nittany Financial has entered into employment agreements with National Penn Bancshares and will continue to lead the combined company's business expansion efforts in Centre County, Pa.

         Upon completion of the merger, National Penn expects to have assets in excess of $5 billion and to remain the seventh largest bank holding company headquartered in Pennsylvania.


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         The transaction,  anticipated to close in the first quarter of 2006, is subject to several conditions and contingencies, including approvals by the Federal Reserve Bank and the Pennsylvania Department of Banking and the affirmative vote of the shareholders of Nittany Financial. All directors, certain executive officers and greater-than-five percent shareholders of Nittany Financial (collectively holding approximately 40 percent of the outstanding shares of Nittany Financial common stock ) have agreed in letter agreements signed with National Penn to vote in favor of the merger.

         In a joint announcement made today by Wayne R. Weidner, chairman and CEO of National Penn Bancshares, and Samuel J. Malizia, chairman of Nittany Financial, Weidner stated, "Nittany is a financially strong institution with excellent leadership and a similar culture and focus on the customer as National Penn's. They also have built a strong market position in a geographic area that is one of the fastest growing regions in Pennsylvania in terms of job growth. The State College area also is experiencing growth in the commercial and real estate sectors -- two of National Penn's core strengths."

         Nittany chairman, Samuel J. Malizia said, "With our success in our marketplace and National Penn's financial success and excellent reputation, this is a win-win for everyone. Our customers will benefit most, because they will be served by the same supportive staff, but will have access to a wider range of services through the new parent company."

         Glenn E. Moyer, president of National Penn, said, "This transaction gives us entry into an exciting market with many possibilities for expansion. It's also consistent with our strategy of acquiring highly successful organizations, then allowing them to run according to their business model and grow with the additional resources we have to offer."

         David Z. Richards, president and CEO of Nittany Financial Corp. said, "National Penn is unique from many other financial institutions, with a history of providing excellent support to the community banks they acquire, while allowing them to build on their entrepreneurial spirit. They clearly understood the importance of maintaining our growth strategy and team of professional bankers. The message to our shareholders, customers, community and employees is that the same Nittany Bank, with its core values and customer focus, will continue to improve."

         There are 2,270,442 shares of Nittany Financial common stock outstanding and 90,909 options outstanding at an average exercise price of $8.62. Based on a 10-day average closing price per share for National Penn of $25.75, the 70% stock and 30% cash blended acquisition price per share of $41.21 represents 24.8 times Nittany Financial's trailing twelve months earnings and
3.69 times Nittany Financial's book value as of June 30, 2005. Nittany Financial's June 30, 2005 historical


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

financial data has not been adjusted for recent option exercise.

         The merger is expected to be non-dilutive to National Penn Bancshares' earnings per share by the end of the first full year of combined operations, and accretive in the second full year of combined operations, based on anticipated revenue enhancements and cost savings. As with any earnings estimate, there are factors that could cause the actual results to differ materially, such as the factors discussed in National Penn Bancshares' filings with the Securities and Exchange Commission.

          Sandler O'Neill & Partners, L.P. provided a fairness opinion about the transaction to National Penn Bancshares and Ryan Beck & Co. provided a fairness opinion to Nittany Financial. Reed Smith LLP is legal counsel to National Penn Bancshares, and Malizia Spidi Fisch, PC is legal counsel to Nittany Financial.

ABOUT NATIONAL PENN BANCSHARES, INC.:

         National Penn Bancshares, Inc. is a $4.59 billion asset financial services company operating 73 offices in southeastern Pennsylvania through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, and The Peoples Bank of Oxford divisions. The Peoples Bank of Oxford Division also operates one community office in Cecil County, Maryland. National Penn's investment management units, with combined client assets approaching $1.6 billion, consist of National Penn Investors Trust Company, which provides trust and investment management services; National Penn Investment Services, which markets brokerage services provided by PrimeVest Financial Services, Inc.; and FirstService Capital, Inc, which provides investment advisory services. National Penn Bancshares also provides mortgage banking activities through National Penn Mortgage Company; insurance services through National Penn Insurance Agency, Inc.; and equipment leasing services through National Penn Leasing Company. National Penn Bancshares, Inc. common stock is traded on the NASDAQ Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on the company's Web site at www.nationalpennbancshares.com.

ABOUT NITTANY FINANCIAL CORPORATION:

         Nittany Financial Corp. is the parent company for Nittany Bank, a federally chartered financial institution headquartered and operated in State College, Pennsylvania. Nittany Bank began operations


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

in October 1998 and currently operates four offices in State College and one office in Bellefonte, five ATMs, telephone banking [(814) 231-1800] and transactional internet banking. Nittany also owns two investment subsidiaries. Nittany Asset Management, Inc. offers retail investment products through the Bank's five offices. Vantage Investment Advisors, LLC is a registered investment advisory firm providing fee-based investment management services. Vantage currently manages approximately $310 million in investments for small business retirement plans as well as individual portfolio management for consumers. Additional information about Nittany Financial is available on the company's Web site at www.nittanybank.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION:

         This release contains forward-looking information about National Penn Bancshares, Inc., Nittany Financial Corporation and the combined operations of National Penn Bancshares, Inc. and Nittany Financial Corporation after the completion of the transactions described in the release that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies and their subsidiaries.

         National Penn Bancshares and Nittany Financial's businesses and operations, as well as their combined business and operations following the completion of the transactions described in the release, are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: (1) ineffectiveness of their business strategy due to changes in current or future market conditions, (2) the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services, (3) interest rate movements, (4) deteriorating economic conditions, (5) risks inherent in transactions of this sort, such as the failure to achieve merger-related synergies, technology and integration issues, and potential difficulties in


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

establishing and maintaining operations in new markets, (6) volatility in the securities markets, and (7) those risks, factors and uncertainties identified in National Penn Bancshares' Current Report on Form 8-K filed with the United States Securities and Exchange Commission ("SEC") on September 7, 2005. The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in National Penn Bancshares' Annual Report on Form 10-K and Nittany Financial's Annual Report on Form 10-KSB for their fiscal years ended December 31, 2004, as well as in the materials to be filed with the SEC. See "Additional Information" below. Neither National Penn Bancshares nor Nittany Financial makes any commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made. National Penn Bancshares and Nittany Financial caution readers not to place undue reliance on these statements.

ADDITIONAL INFORMATION:

         National Penn Bancshares intends to file a registration statement on Form S-4 in connection with the transaction, and Nittany Financial intends to mail a proxy statement/prospectus to its shareholders in connection with the transaction. Investors and security holders of Nittany Financial are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about National Penn Bancshares, Nittany Financial, and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) at the SEC's web site at www.sec.gov. A free copy of the proxy statement/prospectus may also be obtained from National Penn Bancshares or Nittany Financial. You may direct such a request to either of the following persons:

Sandra L. Spayd                                    David Z. Richards Jr.
Corporate Secretary                                President and CEO
National Penn Bancshares, Inc.                     Nittany Financial Corporation
Philadelphia and Reading Avenues                   116 East College Ave
Boyertown, PA  19512                               State College, PA 16801
(610) 369-6202                                     (814) 238-5724

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

         National Penn Bancshares, Nittany Financial and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Nittany Financial in favor of the transaction. Information regarding the interests of these officers and directors in the transaction will be included in the proxy statement/prospectus.

         In addition to the registration statement on Form S-4 to be filed by National Penn Bancshares in connection with the transaction, and the proxy statement/prospectus to be mailed to the shareholders of Nittany Financial in connection with the transaction, each of National Penn Bancshares and Nittany Financial file annual, quarterly and current reports, proxy and information statements and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 100 F Street, N.E., Washington, D.C., 20549, or any of the SEC's other public reference rooms located in New York and Chicago. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. The reports, statements and other information filed by National Penn Bancshares and Nittany Financial with the SEC are also available for free at the SEC's Web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from National Penn Bancshares or Nittany Financial.

         This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

DETAILS ON WEBCAST DISCUSSING THIS TRANSACTION

         THE WEBCAST, SCHEDULED FOR WEDNESDAY, SEPTEMBER 7, 2005 AT 2 P.M. EDT WILL BE AVAILABLE ONLINE AT NPBC'S WEB SITE AT WWW.NATIONALPENNBANCSHARES.COM. YOU MAY ACCESS THE WEBCAST AT WWW.NATIONALPENNBANCSHARES.COM BY SELECTING "INVESTOR RELATIONS" AT THE TOP OF THE HOME PAGE AND CLICKING THE "LIVE WEBCAST" LINK. TO LISTEN TO THE LIVE PRESENTATION, PLEASE GO TO THE WEB SITE AT LEAST FIFTEEN MINUTES EARLY TO DOWNLOAD AND INSTALL ANY NECESSARY AUDIO SOFTWARE. PARTICIPANTS WHO LOG ON TO THE WEBCAST WILL HAVE THE OPPORTUNITY TO EMAIL NATIONAL PENN BANCSHARES WITH THEIR QUESTIONS. WE WILL BEGIN ACCEPTING EMAILS AT 10 A.M. EDT ON SEPTEMBER 7 AND WILL CONTINUE TO ACCEPT EMAILS UNTIL THE CONCLUSION OF THE PRESENTATION. NATIONAL PENN

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BANCSHARES MAY NOT HAVE ADEQUATE TIME TO ADDRESS EACH EMAIL RECEIVED.  FOR THOSE
WHO CANNOT LISTEN TO THE LIVE PRESENTATION, A REPLAY WILL BE AVAILABLE ON OUR WEB SITE FOR 30 DAYS.

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